UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2017

MERCURY GENERAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	001-12257	95-221-1612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4484 Wilshire Boulevard

Los Angeles, California 90010

(Address of Principal Executive Offices)

(323) 937-1060

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Mercury General Corporation is filing as Exhibit 12.1 to this Current Report on Form 8-K a Statement Regarding Computation of Ratio of Earnings to Fixed Charges, which includes the calculation of its historical ratio of earnings to fixed charges for each of the five fiscal years in the five-year period ended December 31, 2016, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

12.1	Ratio of Earnings to Fixed Charges for each of the five fiscal years in the five-year period ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2017	MERCURY GENERAL CORPORATION

	By:	/S/ THEODORE STALICK
Name: Theodore Stalick
Its: Senior Vice President and Chief Financial Officer

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